UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023 (December 21, 2023)

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2023, the Organization and Compensation Committee of the Board of Directors of DT Midstream, Inc. (the “Company”) approved the amendment and restatement of the Change in Control Severance Agreements with certain of its executive officers, including Jeffrey Jewell, the Company’s Executive Vice President and Chief Financial Officer, Christopher Zona, the Company’s Executive Vice President and Chief Operating Officer, Wendy Ellis, the Company’s Executive Vice President, General Counsel and Corporate Secretary, and Melissa Cox, the Company’s Senior Vice President of Administration (collectively, the “Amended and Restated Change in Control Severance Agreements”).

Among other changes, the Amended and Restated Change in Control Severance Agreements increase the cash severance multiple for each of Messrs. Jewell and Zona and Mses. Ellis and Cox from 150% to 200% and the multiple for consideration for the prohibition against engaging in any competitive activity for the one-year period following a qualifying termination from 50% to 100%. Additionally, the Amended and Restated Change in Control Severance Agreements remove all prior rights and entitlements for any additional payments in the event an executive officer experiences a qualifying termination of employment within the two-year period following a change in control and such termination occurs on or before July 1, 2024.

The above description of the Amended and Restated Change in Control Severance Agreements is a summary, and the full text of the form of the Amended and Restated Change in Control Severance Agreements will be filed with the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

DT MIDSTREAM, INC. (Registrant)
by
/s/ Jeffrey Jewell
Name: Jeffrey Jewell
Title: Chief Financial Officer